EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Saga Communications, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Edward K. Christian, Chief Executive Officer of the Company, and Samuel D. Bush, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2019	/s/ Edward K. Christian
Edward K. Christian
Chief Executive Officer

Dated: August 9, 2019	/s/ Samuel D. Bush
Samuel D. Bush
Chief Financial Officer